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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1996 included in Simon Property Group, Inc.'s Form 10-K for the year ended December 31, 1995, as amended on April 29, 1996, and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP



Indianapolis, Indiana,


September 16, 1996